EXHIBIT 12

                             JOINT FILING AGREEMENT
                             ----------------------

            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Second Amended and Restated Joint Statement on Schedule 13D dated April 23, 1996. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 4th day of August, 1997.

TAMMS INVESTMENT COMPANY,
LIMITED PARTNERSHIP

By:   TAMMS MANAGEMENT
      CORPORATION, MANAGING
      GENERAL PARTNER

By: /s/ Micky Arison
    ------------------------------
     Micky Arison, President


TAMMS MANAGEMENT
CORPORATION

By: /s/ Micky Arison
    ------------------------------
     Micky Arison, President


/s/ Ted Arison
------------------------------
Ted Arison


CONTINUED TRUST FOR MICHAEL
ARISON, TAF MANAGEMENT
COMPANY, TRUSTEE

By: /s/ Denison H. Hatch, Jr.
    ------------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer of
     Corporate Trustee


SHARI ARISON IRREVOCABLE
GUERNSEY TRUST, A.H.W. LIMITED,
TRUSTEE

By: /s/ R.J. Banfield
    ------------------------------
     R.J. Banfield, Director


CONTINUED TRUST FOR SHARI
ARISON DORSMAN, TAF
MANAGEMENT COMPANY, TRUSTEE

By: /s/ Denison H. Hatch, Jr.
    ------------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer of
     Corporate Trustee


TED ARISON 1994 IRREVOCABLE
TRUST FOR SHARI NO. 1, CITITRUST
(JERSEY) LIMITED, TRUSTEE

      /s/ Debbie Masters
By: /s/ Rob Vincent
    ------------------------------
     Debbie C. Masters, Director
     Rob Vincent, Asst. Secretary


/s/ Shari Arison
------------------------------
Shari Arison

MARILYN B. ARISON IRREVOC
ABLE DELAWARE TRUST, TAF
MANAGEMENT COMPANY,
TRUSTEE

By: /s/ Denison H. Hatch, Jr.
    ------------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer
     of Corporate Trustee


/s/ Marilyn B. Arison
------------------------------
Marilyn B. Arison


MBA I LLC

By:  /s/ Denison H. Hatch, Jr.
    ------------------------------
      Denison H. Hatch, Jr.
      Executive Vice President,
      Secretary and Treasurer
      of Corporate Trustee


CONTINUED TRUST FOR MICKY
ARISON, TAF MANAGEMENT
COMPANY, TRUSTEE

By: /s/ Denison H. Hatch, Jr.
    ------------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer of
     Corporate Trustee


MICKY ARISON 1994 "B" TRUST,
JMD DELAWARE, INC., TRUSTEE

By:  /s/ Denison H. Hatch, Jr.
    ------------------------------
      Denison H. Hatch, Jr.
      Secretary of Corporate Trustee






MICKY ARISON HOLDINGS TRUST,
JMD DELAWARE, INC., TRUSTEE

By: /s/ Denison H. Hatch, Jr.
    ------------------------------
     Denison H. Hatch, Jr.
     Secretary of Corporate
     Trustee


/s/ Micky Arison
------------------------------
Micky Arison


A.H.W. LIMITED

By: /s/ R.J. Banfield
    ------------------------------
     R.J. Banfield, Director


/s/ Andrew H. Weinstein
------------------------------
Andrew H. Weinstein


TAF MANAGEMENT COMPANY

By: /s/ Denison H. Hatch, Jr.
    ------------------------------
     Denison H. Hatch, Jr.
     Secretary and Treasurer


KENTISH LIMITED

By: /s/ Philip Scales
    ------------------------------
     Philip Scales, Director


JMD DELAWARE, INC.

By:  /s/ Denison H. Hatch, Jr.
    ------------------------------
      Denison H. Hatch, Jr.
      Secretary


By:  /s/ James M. Dubin
    ------------------------------
      James M. Dubin


                                Page 35